Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Commitments and contingencies
Lease commitments
On April 29, 2014, the Company leased office space in Boston, Massachusetts for its former corporate headquarters. The lease for this office space was scheduled to expire on August 31, 2019 but was terminated on December 13, 2018. The company has no remaining obligations under this lease agreement as of December 31, 2018.
On October 21, 2014, the Company leased office space in New York, New York under an operating lease that was originally scheduled to expire on October 31, 2018. In March 2017, the Company commenced a plan to transition its consumer operations from New York to Boston. In connection with this transition, the Company terminated its New York office operating lease and was released from any further obligations in July 2017.
In November 2018, the Company leased space at a smaller office facility in Boston, Massachusetts. This lease expires upon at least one month's notice, resulting in minimum future lease payments of $2,350.
Rent expense is being recognized on a straight-line basis. The Company recorded approximately $351,000, $522,000 and $337,000 of rent expense for the twelve months ended December 31, 2018, December 31, 2017 and December 31, 2016, respectively.
Royalty agreement
In March 2014, the Company entered into a royalty agreement with certain of its founders, or collectively the Founders. Under the agreement, the Company agreed to pay the Founders an aggregate royalty of 2% of gross sales of the Company's products in perpetuity. The Company began incurring royalty expense upon commencement of HOTSHOT sales during the second quarter of 2016. The Company recorded approximately $17,000, $25,000 and $20,000 of royalty expense during the twelve months ended December 31, 2018, December 31, 2017 and December 31, 2016, respectively. Royalty amounts owed to the Founders as of December 31, 2018, December 31, 2017 and December 31, 2016 were approximately $3,000, $3,000 and $4,000, respectively.
In January 2019, the Founders entered into a royalty agreement with Flex Innovation Group LLC, which, in part, replaces the royalty agreement with Flex Pharma, Inc., described above, related to the sale of over the counter, non-prescription and/or nutritional supplement products. The royalty is payable over twenty years from the date of the agreement, with a 2% royalty due on product sales, as defined in the agreement, for the first ten years and a 1% royalty due for the following ten years.
Litigation
On March 1, 2019, a written demand was made on the Company by a purported shareholder requesting that additional information, including financial projections and valuation analyses, be made in the Company’s Registration Statement on Form S-4 relating to the proposed merger with Salarius. The demand stated, among other thing, that, if such disclosures are not made within a reasonable period of time, the shareholder intends to file a securities class action lawsuit in federal court. The Company will review the demand letter and respond appropriately.
The Company does not have contingency reserves established for any litigation liabilities as of December 31, 2018.